UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 28, 2004
                           ---------------------------
                                (Date of Report)


                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        333-45241               22-3542636
       ------------                    -------------           --------------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)



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Item 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Registrant issued on July 28, 2004, a press release announcing it has amended its Certificate of Incorporation to increase its authorized shares of capital stock from 25,000,000 shares of Common Stock, par value $0.01 per share, to 65,000,000 shares of Common Stock, par value $0.01 per share and 5,000,000 shares of Preferred Stock, par value $0.01 per share. The amendment to the Certificate of Incorporation was approved by the Registrant's stockholders at its adjourned Annual Meeting of the Stockholders.

         A copy of Registrant's  press release is attached as Exhibit 99.1 and a
certified  copy  of  the   Certificate  of  Amendment  of  the   Certificate  of
Incorporation of the Registrant is filed as exhibit 3.1

Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

         a)     Not applicable.

         b)     Not applicable.

         c)     Exhibits

                3.1 Certified copy of the Certificate of Amendment of the Certificate of Incorporation filed with the Secretary of State of Delaware on July 26, 2004.

                99.1.      Press Release, dated May 14, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: July 28, 2004


                                            ELITE PHARMACEUTICALS, INC.


                                            By: /s/ Bernard Berk
                                                -----------------------------
                                                Name: Bernard Berk
                                                Title: Chief Executive Officer